UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

TheStreet.com, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 9, 2006, TheStreet.com, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2005. A copy of the Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TheStreet.com, Inc. (Registrant)

Date: February 9, 2006	By:	/s/ Thomas J. Clarke, Jr.
Chief Executive Officer

EXHIBIT INDEX

EX-99.1	Press Release, dated February 9, 2006